Exhibit 10.29

NOTE CONVERSION AND WARRANT LOCK-UP AGREEMENT

THIS NOTE CONVERSION AND WARRANT LOCK-UP AGREEMENT ("Agreement") is made as of August __, 2006 by and among CyberDefender Corporation, a California corporation (the “Company”), on the one hand, and the undersigned security holders of the Company set forth on Schedule A hereto (each, a “Bridge Investor”, collectively, the “Bridge Investors”), on the other hand. The Company and the Bridge Investors are sometimes referred to hereinafter collectively as the “Parties”, and each, individually, as a “Party”).

RECITALS

A. The Bridge Investors hold Secured Convertible Promissory Notes (collectively, the “Bridge Notes”) and Warrants to Purchase Common Stock (each, a “Bridge Warrant”, collectively, the “Bridge Warrants”) of the Company, as set forth on Schedule 3.1(g) of that certain Securities Purchase Agreement dated the date hereof by and among the Company and the purchasers identified therein (the “Purchase Agreement”).

B. Pursuant to the Purchase Agreement, the Company is issuing in a private offering (the “Offering”) up to $4,500,000 of its 6% Secured Convertible Debentures (the “Debentures”) and Common Stock Purchase Warrants (the “Warrants”).

C. Pursuant to this Agreement, the Bridge Investors are agreeing to convert the Bridge Notes into common stock of the Company at a 33% discount to the conversion price set forth in the Debentures and to adopt the transfer restrictions set forth herein with respect to the shares of common stock underlying the Bridge Warrants.

D. The conversion price of the Debentures and the exercise price of the Warrants are equal to $12.5 million divided by the number of fully diluted outstanding shares of common stock of the Company, excluding the shares that are subject to the transfer restrictions set forth herein, so by agreeing to these transfer restrictions the Bridge Investors are benefiting indirectly by minimizing the dilutive effect of the Offering, this being the consideration for the Bridge Investors agreeing to such transfer restrictions.

E. All capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the mutual promises, covenants and conditions herein contained, the Parties agree as follows:

1. Conversion of Bridge Notes. Notwithstanding anything to the contrary in Section 5 of the Bridge Notes, the Bridge Investors hereby agree to the automatic conversion at the Closing of all outstanding principal and accrued interest of the Bridge Notes into common stock of the Company at a 33% discount to the Conversion Price, as defined in the Debentures. At or around the Closing, each Bridge Investor will surrender his, her or its Bridge Note for cancellation by the Company and the Company will issue a certificate to each Bridge Investor representing the number of shares of common stock into which such Bridge Investor’s Bridge Note is being automatically converted pursuant hereto. The automatic conversion and cancellation of the Bridge Notes contemplated hereby will be deemed to occur at the Closing regardless of the surrender of the original Bridge Notes and issuance of common stock certificates to the Bridge Investors.

2.  Warrant Lock-Up. Each Bridge Investor irrevocably agrees with the Company that, from the date hereof until and including the first anniversary of the Effective Date (such period, the “Restriction Period”), the undersigned shall not sell, contract to sell, hypothecate, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any Affiliate of the undersigned or any person in privity with the undersigned or any Affiliate of the undersigned), directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any shares of Common Stock hereafter acquired by the undersigned upon exercise of the undersigned’s Bridge Warrant (the “Securities”). Beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. In order to enforce this covenant, the Company shall impose irrevocable stop-transfer instructions preventing the Transfer Agent from effecting any actions in violation of this Agreement.

Notwithstanding the foregoing, the undersigned may transfer Securities (i) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound by the restrictions set forth herein, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, or (iii) in transactions relating to shares of Common Stock acquired by the undersigned in open market transactions after the completion of the transactions contemplated by the Purchase Agreement. For purposes of this Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. In addition, notwithstanding the foregoing, if the undersigned is a business entity, the entity may transfer the Securities to any Affiliate of such entity; provided, however, that in any such case, it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding such Securities subject to the provisions of this Agreement and there shall be no further transfer of such Securities except in accordance with this Agreement, and provided further that any such transfer shall not involve a disposition for value.

3.  Cancellation of Agreement. This Agreement shall be cancelled and of no force or effect if the Closing does not occur on or before September 15, 2006.

4.  Remedies. The undersigned Bridge Investors acknowledge that the execution, delivery and performance of this Agreement are a material inducement to the Company to complete the transactions contemplated by the Purchase Agreement and that the Company shall be entitled to specific performance of the undersigned’s obligations hereunder.

5.  Authority. Each undersigned Bridge Investor hereby represents that the undersigned has the power and authority to execute, deliver and perform this Agreement, that the undersigned has received adequate consideration therefor, and that the undersigned will indirectly benefit from the closing of the transactions contemplated by the Purchase Agreement.

6.  Entire Agreement. This Agreement contains the sole, complete and entire agreement and understanding of the Parties concerning the matters contained herein and may not be altered, modified, or changed in any manner except by a writing duly executed by the Parties. No Party is relying on any representations other than those expressly set forth herein. All prior discussions and negotiations have been and are merged, integrated into and superseded by this Agreement.

7.  Waiver. The delay or failure of a Party to exercise any right, power or privilege hereunder, or failure to strictly enforce any breach or default shall not constitute a waiver with respect thereto; and no waiver of any such right, power, privilege, breach or default on any one occasion shall constitute a waiver thereof on any subsequent occasion unless clear and express notice thereof in writing is provided.

8.  Applicable Law; Venue. This Agreement shall be governed by and construed and enforced in accordance with and subject to the laws of the State of California, and any and all actions brought under this Agreement shall be brought in the state or federal courts of the United States sitting in the City of Los Angeles, State of California.

9.  Advice of Counsel. The Parties represent that prior to the execution of this Agreement they had the opportunity to seek the benefit of independent legal counsel of their own selection regarding the substance of this Agreement. The Parties acknowledge and agree that the law firm Richardson & Patel LLP has not represented any Party other than the Company in connection with the negotiation, preparation, execution and delivery of this Agreement.

10.  Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective as to any Bridge Investor when such Bridge Investor has signed this Agreement and delivered such signature to the Company. The Parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

11.  Recitals Incorporated. The recitals of this Agreement are incorporated herein and made a part hereof.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Parties hereto have executed this Note Conversion and Warrant Lock-Up Agreement as of the day and year first written above.

CyberDefender Corporation

By:
Name:	Gary Guseinov
Title:	Chief Executive Officer

[BRIDGE INVESTOR SIGNATURE PAGE FOLLOWS]

SCHEDULE A
TO NOTE CONVERSION AND WARRANT LOCK-UP AGREEMENT